Exhibit 10.9

Execution Copy

FIRST AMENDMENT TO

INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

This First Amendment to Intercreditor and Collateral Agency Agreement (this “Amendment”), dated as of June 26, 2009, is among RESACA EXPLOITATION, Inc. (fka Resaca Exploitation, LP) (the “Borrower”), Resaca Operating Company (the “Guarantor”); BP CORPORATION NORTH AMERICA INC. (the “Approved Hedge Counterparty”), CIT CAPITAL USA, INC., as Administrative Agent, and in its capacity as collateral agent hereunder (“Collateral Agent”) for the benefit of Creditors (as defined below).

Recitals

A.                                   The Borrower, NGP Capital Resources Company (the “Prior Administrative Agent”) and other financial institutions named and defined therein as lenders (the “Original Lenders”) and agents entered into that certain Credit Agreement dated May 1, 2006„ as amended by Limited Consent and Waiver and Amendment dated May 7, 2006, a First Amendment to Credit Agreement dated May 31, 2007, a Second Amendment to Credit Agreement dated August 1, 2007, a Third Amendment to Credit Agreement dated October 12, 2007, a Limited Consent and Waiver and Amendment dated January 15, 2008, and a Fourth Amendment to Credit Agreement dated June 11, 2008 (as amended, the “Original Credit Agreement”).

B.                                     The Borrower, NGP Capital Resources Company as collateral agent for the Prior Administrative Agent, Original Lenders and the Approved Hedge Counterparty (collectively, the “Creditors”) entered into that certain Intercreditor and Collateral Agency Agreement dated May 1, 2006 (as amended from time to time, the “Intercreditor Agreement”);

C.                                     On July 10, 2008, the Borrower converted from “Resaca Exploitation, LP, as Delaware limited partnership” into “Resaca Exploitation, Inc., a Texas corporation”.

D.                                    The Borrower, the Prior Administrative Agent and other financial institutions named and defined therein as lenders and agents amended and restated the Original Credit Agreement by entering into an Amended and Restated Credit Agreement dated July 11, 2008 pursuant to which such lenders provided certain loans to the Borrower (as heretofore amended, modified or supplemented, the “Existing Credit Agreement”).

E.                                      The Prior Administrative Agent resigned as Administrative Agent under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) and pursuant to that certain Resignation and Appointment of Administrative Agent Agreement, as of even date herewith, the parties to the Existing Credit Agreement mutually agreed to ratify the appointment of CIT Capital USA Inc. as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) and CIT Capital USA Inc. accepted such appointment

F.                                           The Borrower has requested the Lenders, and the Lenders have agreed, to amend and restate the Existing Credit Agreement, subject to the terms and conditions of that certain Second Amended and Restated Credit Agreement dated as of June 26, 2009 (as the same may be further

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amended, the “Credit Agreement”), of even date herewith by and among the Borrower, the Successor Agent and the Lenders parties thereto.

G.                                     In addition, the Intercreditor Agreement provides that Borrower is required to cause the Guarantor to become bound by all of the terms of the Intercreditor Agreement on the terms and conditions set forth therein.

H.                                    The Borrower, the Approved Hedge Counterparty, the Collateral Agent and the Administrative Agent, for and on behalf of Lenders, have agreed to amend the Intercreditor Agreement to reflect the events described in Recitals C through G above as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:

Section 1.                                            Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Intercreditor Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Intercreditor Agreement.

Section 2.                                                          Amendments to Intercreditor Agreement.

2.1                           Defined Terms and References.

(a)                                  All references to “NGP Capital Resources Company” are hereby deleted and replaced with “CIT Capital USA Inc.”

(b)                                 All references to “Resaca Exploitation, LP” shall be deemed to mean and refer to “Resaca Exploitation, Inc.”

(c)                                  All references to “this Agreement” shall be deemed to mean and refer to the Intercreditor Agreement as hereby amended and ratified by this Amendment.

(d)                                 All references to the “Senior Credit Agreement” or “Credit Agreement” shall be deemed to mean and refer to that certain Second Amended and Restated Credit Agreement dated June 26, 2009 (as from time to time amended, supplemented or restated).

(e)                                  The definition of “Approved Hedge Counterparties” in Section 1.02 is herby amended to delete the phrase “Section 4.1(t), Section 6.21, and Section 7.3” and replace such deleted phrase with “Section 6.1(o), Section 8.21, and Section 9.3”.

2.2                           Amendment to Annex I. Annex I of the Intercreditor Agreement is hereby amended to delete such Annex in its entirety and replaced such Annex by Annex I attached hereto.

2.3                           Amendment to Section 6.04. Section 6.04 (Notices, etc.) is hereby amended to delete the name and address under “To Collateral Agent or Administrative Agent” and to replace such name and address with the following name and address:

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CIT Capital USA Inc.

505 Fifth Avenue, 10th Floor

New York, NY 10017

Attn: Marc Theisinger

Telecopy No.: (212) 771-9675

with a copy to:

CIT Capital USA Inc.

700 Louisiana Street, Suite 5200

Houston, TX 77002

Attn: David Bornstein

Telecopy No. (713) 237-8156

Section 3.                                                          Guarantor as Additional Party to the Intercreditor Agreement.

3.1                           Agreement to be Bound. The Guarantor shall be bound by all of the terms and provisions of the Intercreditor Agreement.

3.2                           Intercreditor Agreement Controls. The Guarantor acknowledges and agrees that the terms of the Intercreditor Agreement shall control over the terms of the Security Documents to the extent of any conflict relating to the relative rights of Creditors.

3.3                           INDEMNITY. THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 6.05 SHALL APPLY TO ALL MATTERS UNDER THE INTERCREDITOR AGREEMENT AND THE GUARANTOR AGREES TO INDEMNIFY AND REIMBURSE THE INDEMNITEES IN ACCORDANCE WITH THE TERMS THEREOF.

3.4                           Benefit of Agreement. Except as stated in Section 6.02 of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement, other than those which by their terms specifically apply to Borrower or any Subsidiary Guarantor, shall inure solely to the benefit of each Creditor and its respective successors and assigns and the terms and provisions of the Agreement shall not inure to the benefit of nor be enforceable by the Guarantor or its successors or assigns. The parties hereto agree that the Guarantor shall not be bound by any amendment to the Intercreditor Agreement which would have the effect of increasing its Obligations and indemnities hereunder or materially affecting their rights or duties under the Security Documents unless it shall have consented to such amendment.

3.5                           Further Assurances. The Guarantor at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as the Collateral Agent or any Creditor from time to time may reasonably request in order to further effectuate the purposes of this Supplemental Agreement and the Intercreditor Agreement and to carry out the terms hereof and thereof.

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3.6                           Address for Notices. All notices and other communications given to the Guarantor under the Intercreditor Agreement may be given at its address or telecopier number as follows:

Resaca Operating Company

1331 Lamar, Suite 1450

Houston, Texas 77010

Attention: Mr. Dennis Hammond

Telecopier No.: (713) 655-1711

Section 4.                                                          Miscellaneous.

4.1                           Ratification; Confirmation. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Intercreditor Agreement for all purposes, and every Creditor heretofore or hereafter authenticated and delivered shall be bound hereby.

4.2                           Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.3                           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4                           No Oral Agreement. The Intercreditor Agreement as amended by this Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5                           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4.6                           Collateral Agent Makes No Representation. Collateral Agent makes no representation as to the validity or sufficiency of this Agreement, or the Intercreditor Agreement as amended hereby.

4.7                           Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

[SIGNATURE PAGE BEGINS NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

RESACA EXPLOITATION, INC., as Borrower

By:	/s/ Chris Work
Chris Work, as Vice President and Chief Financial Officer

RESACA OPERATING COMPANY, as Guarantor

By:	/s/ Dennis Hammond
Dennis Hammond, as Director and President

SIGNATURE PAGE TO
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

CIT CAPITAL USA INC.,
as the Administrative Agent and Collateral Agent

By:	/s/ David M. Bornstein
David M. Bornstein, as Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

BP CORPORATION NORTH AMERICA INC.,
as an Approved Hedge Counterparty

By:	/s/ Steve Provenzano
Name:	Steve Provenzano
Title:	CCO Financial Products

SIGNATURE PAGE TO
FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

ANNEX I

Security Documents

1.                                       Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement and Financing Statement dated May 1, 2006 executed by the Borrower in favor of NGP Capital Resources Company, as collateral agent for the benefit of the Creditors, pledging Oil and Gas Properties located in Texas and New Mexico, amended by First Amendment to Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement and Financing Statement dated July 11, 2008 executed by the Borrower in favor of NGP Capital Resources Company, as collateral agent for the benefit of the Creditors, and as further amended by Second Amendment to Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement and Financing Statement of even date herewith executed by the Borrower in favor of the CIT Capital USA Inc., as collateral agent for the benefit of the Creditors, each recorded in the following jurisdictions:

Crane County, Texas

Ector County, Texas

Howard County, Texas

Mitchell County, Texas

Pecos County, Texas

Winkler County, Texas

Lea County, New Mexico

Eddy County, New Mexico

2.                                       UCC-1 Financing Statement naming the Borrower as debtor and NGP Capital Resources Company as secured party, covering all assets of the Borrower and filed with the Secretary of State of Texas in connection with the Existing Credit Agreement.

3.                                       UCC-3 Financing Statement Amendment amending item 2 above in connection with the resignation of NGP Capital Resources Company as collateral agent and appointment of CIT Capital USA Inc. as successor collateral agent under the Security Documents.

4                                          Amended and Restated Security Agreement June 26, 2009 by the Borrower in favor of CIT Capital USA Inc., as the collateral agent for the benefit of the Creditors.

5.                                       UCC-1 Financing Statement naming the Borrower as debtor and CIT Capital USA Inc., as the collateral agent for the benefit of the Creditors, as secured party, covering all assets of the Borrower and filed with the Secretary of State of Texas in connection with item 4 above.

6.                                       Guaranty Agreement dated June 26, 2009 by Resaca Operating Company in favor of CIT Capital USA Inc., as the collateral agent for the benefit of the Creditors.

Schedule I

To

Annex I

DESCRIPTION OF PLEDGED SECURITIES

Securities pledged:

Owner	Issuer	Percentage Owned	Percentage Pledged	Class of Stock or other Equity Interest	No. of Shares	Certificate No.
Resaca Exploitation, Inc.	Resaca Operating Company	100%	100%	Common	1000	1